UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2022

SINCERITY APPLIED MATERIALS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55475	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1105, Level 11

370 Pitt Street

Sydney, New South Wales, Australia 2000

(Address of Principal Executive Offices)

+61 421 007 277

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SINC	OTC MARKET

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Smaller reporting company ☒

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On Mar 29, 2022, we entered into an agreement with SRAX, Inc, with an address at 2629 Townsgate Road, Suite 215, Westlake Village, CA 91361 (“Company”), pursuant to which we purchased the company’s platform (sequire) service and digital investor relations service, for an aggregate amount of $200,000. Fully paid by our restricted shares, issued on April 12, 2022 in the amount of 253,163 shares priced at 0.79/share.

On June 21, 2022, we entered into an agreement with John J Stewart, an individual located at 565 Fareham Court Castle Rock CO 80104 (The “consultant”), effective from July 1, 2022, pursuant to which we purchased the consultant’s service of corporate advisory activities relating to its up-listing from the OTC Markets to a major stock exchange in the United States, including, but not limited to, introduce to the company Family Offices, Investment Banking firms, Accredited Investors and other Investment Entities; and any other consulting or advisory services. The consultant will be paid with 20,000 restricted shares monthly for 6 months.

On June 22, 2022, we entered into an agreement with John J Stewart, an individual located at 565 Fareham Court Castle Rock CO 80104 (The “consultant”), effective from July 1, 2022, pursuant to which we purchased the consultant’s service of investor awareness including but not limited to, Telephone communications, social media, email distribution, meetings with personnel and any other forms of remote correspondence. The consultant will be paid $58,000 as initial payment and be reimbursed with an estimated cost between $4,000 to $15,000 monthly. The consultant is not a Registered Broker Dealer, and he does not represent himself nor conduct himself as a Broker Dealer in any transaction. The consultant does not offer investment advice and any Funding brought to companies is funding from Accredited Investors, as per SEC Rule 501. The consultant is acting as a Finder for the transaction for introductory purposes only.

The foregoing description of the agreements thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement which are included in this Current Report as Exhibits 10.1 and 10.2, 10.3 respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

10.1	Platform Account Contract with SRAX, Inc.

10.2	Consulting Agreement with John J Stewart

10.3	Stewdomer Investor Awareness Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2022

SINCERITY APPLIED MATERIALS HOLDINGS CORP.

By:	/s/ Yiwen Zhang
Name: Title:	Yiwen Zhang Chief Executive Officer

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